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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 2002


                            PROASSURANCE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    001-16533               63-1261433
(State or other jurisdiction     (Commission File No.)       (IRS Employer
      of incorporation)                                    Identification No.)

                 100 Brookwood Place, Birmingham, Alabama 35209
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (205) 877-4400

          (Former name or former address, if changed since last report)


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Item 5 Other Events

     This report is filed pursuant to Rule 100 of Regulation F-D with respectto the news release released of even date herewith.

Item 7 Financial Statements and Exhibits

     (c) Exhibits

          Exhibit 1 News Release of ProAssurance Corporation dated October 11, 2002
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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2002                         ProAssuance Corporation

                                               By /s/ Howard H. Friedman
                                                 ------------------------
                                                 Howard H. Friedman
                                                 Senior Vice President
                                                 Chief Financial Officer